                                                       Exhibit 10.1

===========================================================================================
HEADLANDS MORTGAGE                                SERVICING CERTIFICATE
===========================================================================================
Revolving Home       LIBOR:                        5.4085  Current Collection      10-1-98 thru 10-31-98
Equity Loan                                           9%   Period:
Asset-Backed         Margin:                       0.2000  S&S Agreement Date:      3/1/98
Certificates                                          0%
Series 1998-1        Class A  Certificate Rate:    5.6085  Original Closing Date    3/25/98
                                                      9%
                     Class S  Certificate Rate:    1.2500  Distribution Date:       11/16/98
                                                      0%
                     Interest Period 10/15/98         32  Record Date:              11/15/98
                     thru 11/15/98:
                     Weighted Average Loan         11.186  Pool Factor:            98.9703368%
                     Rate:                           80%
                     Weighted Average Net          10.509  Investor Floating        97.99963%
                     Loan Rate:                      30%   Allocation %:IFAP
                                                           Investor Fixed           98.00000%
                                                           Allocation %:
                     Maximum Rate:                 10.509  Beginning                 2.00000%
                                                     30%   Transferor Interest
                     Servicing Fee Rate:           0.5000  Spread Account          5,864,838.60
                                                      0%   Maximum 3%:
                     Premium Fee Rate:             0.1700  Required                1,466,209.65
                                                      0%   Overcollaterialization
                                                           Amt:
                     Trustee Fee                   0.0075  Certificateholders      3,910,620.04
                                                      0%   Subordinated Amt
===========================================================================================
BALANCES
         Beginning Pool Balance                                             195,493,976.87
         Beginning Invested Amount                                          191,584,000.00
         Beginning Certificateholders Subordinated Principal Balance          5,883,290.08
         Beginning Class A Certificate Balance -- CUSIP                     189,611,329.96
         Beginning Class S Certificate Balance (Notional Amount) -- CUSIP   189,611,329.96
         Overcollateralization Amount                                         1,466,209.65
         Overcollateralization Loan Amount                                            0.00

         Ending Pool Balance                                                186,812,632.83
         Ending Invested Amount                                             191,584,000.00
         Ending Certificateholders Subordinated Principal Balance             5,883,290.08
         Certificateholders Subordinated Balance  (TSA)                       3,910,620.04
         Ending Class A Certificate Balance -- CUSIP                        189,611,329.96
         Ending Class S Certificate Balance (Notional Amount) -- CUSIP      189,611,329.96

         Additional Balances                                                  2,984,509.35

         Number of all Retransferred Mortgage Loans (Current Retransfer                  0
         Date)
         Retransferred Mortgage Loan Trust Balances (Current Retransfer               0.00
         Date)
         Cumulative Number of all Retransferred Mortgage Loans (From                     0
         Previous Distributions)
         Cumulative Retransferred Mortgage Loan Trust Balances (From                  0.00
         Previous Distributions)
         Number of all Subsequent Mortgage Loans (Current Date)                        185
         Subsequent Mortgage Loan Asset Balance (Current Date)                8,681,324.19
         Cumulative Number of all Subsequent Mortgage Loans                           1793
         Cumulative Subsequent Mortgage Loan Asset Balance                   65,594,253.26

         Beginning Loan Count                                                        5,377
         Ending Loan Count                                                           5,174

COLLECTION AMOUNTS
   1     Aggregate of All Mortgage Collections (Gross)                       13,483,614.55
   2     Total Mortgage Interest Collections (Gross)                          1,817,761.16
         Servicing Fees (current collection period)                              81,455.82
         Deferred Interest Transfer  (DI)                                             0.00
      3a      Mortgage Principal Collections                                 11,665,853.39

      3b      Insurance Proceeds                                                      0.00
      3c      Net Liquidation Proceeds                                                0.00
   3     Total Mortgage Principal Collections                                11,665,853.39
         Aggregate of Transfer Deposits                                               0.00
         Investor Loss Amount                                                         0.00
         Aggregate Investor Loss Reduction Amount                                     0.00

INVESTOR AND TRANSFEROR COLLECTIONS FOR DISTRIBUTION
         Investor Interest Collections (Gross+DI -Service Fee)*IFAP           1,701,572.77
         Investor Principal Collections (zero available until end of                  0.00
         funding period)
         Transferor Interest Collections                                         34,732.57
         Transferor Principal Collections                                             0.00

DISTRIBUTION AMOUNTS
         Class A Certificate Interest 5.01 (i)                                  945,290.85
         Unpaid Class A Certificate Interest Shortfall (current cycle)                0.00
         5.01(i)
         Class S Certificate Interest 5.01 (ii)                                 210,679.26
         Unpaid Class S Certificate Interest Shortfall (current cycle)                0.00
         5.01 (ii)
         Investor Loss Amount  5.01(iii)                                              0.00
         Previous Investor Loss Amount 5.01(iv)                                       0.00
         Monthly Insurance Premium 5.01(v)                                       28,652.38
         Credit Enhancer Reimbursement 5.01(vi)                                       0.00
         Accelerated Principal Distribution Amount 5.01(vii)                          0.00
         Spread Account Deposit 5.01(viii)                                            0.00
         Trustee Fee 5.01 (ix)                                                    1,221.84
         Payment to Servicer per Section 7.03 5.01 (x)                                0.00
         Deferred Interest 5.01 (xi)                                                  0.00
         Remaining Amount to Transferor 5.01 (xii)                              515,728.44
         Total Certificate Distribution Allocable to Interest                 1,701,572.76

         Maximum Principal Payment                                           11,432,536.32
         Alternative Principal Payment                                        8,681,344.04
         Guaranteed Principal Distribution Amount (afterTSA= zero)                    0.00
         Scheduled Principal Collection Payment  (Lesser of Max Prin and              0.00
         Alter Prin)
         Accelerated Principal Distribution Amount 5.01(vii)/Investor                 0.00
         Loss Amount
         Total Certificate Distribution Allocable to Principal                        0.00


         Transferor Interest Collections                                               34,732.57
         Transferor Interest Collections 5.01 (xii)                                   515,728.44
         Transferor Principal Collections                                                   0.00
         Transferor Distribution Amount                                               550,461.01

              LOSSES/RETRANSFERS
         Unpaid Class A Certificate Interest Shortfall Due (From Previous                   0.00
         Distributions)
         Unpaid Class S Certificate Interest Shortfall Due (From Previous                   0.00
         Distributions)
         Interest Earned on Shortfall @ applicable Certificate Rate                         0.00
         Investor Loss Reduction Amount (From Previous Distributions)                       0.00

              DISTRIBUTION TO HOLDERS OF CERTIFICATES (PER CERTIFICATE WITH A
         $1,000 DENOMINATION)
         Total Class A Certificate Distribution Amount Allocable to Interest           4.9340804
         Total Class S Certificate Distribution Amount Allocable to Interest           1.0996704
         Unpaid Certificate Interest Shortfall Included in Current Distribution        0.0000000
         Unpaid Certificate Interest Shortfall Remaining after Current Distribution    0.0000000
         (Carryover)

         Total Class A Certificate Distribution Amount Allocable to Principal          0.0000000
         Scheduled Principal Collections Payment                                       0.0000000
         Accelerated Principal Distribution Amount                                     0.0000000

         Reimbursed Investor Loss Reduction Amounts Included in Current                0.0000000
         Distribution
         Investor Loss Reduction Amounts after Current Distribution                    0.0000000
         (carryover)

         Total Amount Distributed to Class A Certificateholder                         4.9340804
         Total Amount Distributed to Class S Certificateholder                         1.0996704
         Total Amount Distributed to Certificateholders                                6.0337508

         Credit Enhancement Draw Amount                                                     0.00

          DELINQUENCIES/FORECLOSURES
         Number of Mortgages 30 to 59 Days Delinquent                                         46
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent         1,700,000.00
         Number of Mortgages 60 to 89 Days Delinquent                                         10
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent           488,000.00
         Number of Mortgages 90 to 179 or more Days Delinquent                                 3
         Aggregate Principal Balances of Mortgages 90 to 179 or more Days              76,108.09
         Delinquent
         Number of Mortgages 180 or more Days Delinquent                                       2
         Aggregate Principal Balances of Mortgages 180 or more Days                   149,966.21
         Delinquent
         Number of Mortgage Loans in Foreclosure                                               7
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                290,457.51

         Book Value of Real Estate Acquired Through Foreclosure or Grant                    0.00
         of a Deed
         Aggregate Trust Balances of any Liquidated Loans in the Current                    0.00
         Month
=================================================================================================
         Prior Month Ending Balance after Purchase of Subsequent Loans:                   643.17
         Current Funding Account Deposits:                                          8,681,344.04
         Withdrawal for Subsequent Loan Purchase:                                  (8,681,324.19)
         Funding Account Ending Balance:                                                  663.02
         Funding Account Earnings:                                                    329,910.22


         Beginning Spread Account Principal Balance: (total cash available            488,736.55
         to Ambac)
         Spread Account  Deposit (this distribution):                                       0.00
         Spread Account Withdrawl (this distribution):                                      0.00
         Ending Spread Account Principal Balance: (total cash available to
         Ambac)                                                                       488,736.55

         Total Spread Account:                                                      5,865,566.24
         Net Excess Spead:                                                                3.317%

         Capitalized Interest Account Activity:                                             0.00
         Capitalized Interest Account Ending Balance:                                       0.00

         OFFICER'S CERTIFICATE
         All Computations reflected in this Servicer Certificate were made in conformity with the Sale and Servicing Agreement.

         The Attached Servicing Certificate is true and correct in all material respects.


         ----------------------------------------------
         A Servicing Officer    Debora M. Toso

=====================================================================================================================
HEADLANDS MORTGAGE                                          Statement to Noteholders
=====================================================================================================================
Revolving Home Equity Loan  LIBOR:                         5.40859%  Current Collection Period:      10-1-98 thru 10-31-98
Asset-Backed Certificates   Margin:                        0.20000%  P&S Agreement Date:                3/1/98
Series 1998-1               Class A  Certificate Rate:     5.60859%  Original Closing Date:            3/25/98
                            Class S  Certificate Rate:     1.25000%  Distribution Date:                11/16/98
                            Interest Period 10/15/98 thru     32     Record Date:                      11/15/98
                            11/15/98:
                            Weighted Average Loan Rate:    11.18680  Investor Floating                97.99963%
                                                               %     Allocation %:
                            Weighted Average Net Loan      10.50930% Investor Fixed Allocation %:     98.00000%
                            Rate:
                            Maximum Rate:                  10.50930% Pool Factor:                    98.9703368%
=====================================================================================================================
BALANCES
       Beginning Pool Balance                                                                         195,493,976.87
       Beginning Invested Amount                                                                      191,584,000.00
       Beginning Class A Note Balance  -- CUSIP 422093AC6                                             189,611,329.96
       Beginning Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                           189,611,329.96

       Ending Pool Balance                                                                            186,812,632.83
       Ending Invested Amount                                                                         191,584,000.00
       Certificateholders Subordinated Balance  (TSA)                                                   3,910,620.04
       Ending Class A Note Balance -- CUSIP   422093AC8                                               189,611,329.96
       Ending Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                              189,611,329.96

       Additional Balances                                                                              2,984,509.35

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                        0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                     0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                         0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                      0.00
       Number of all Subsequent Mortgage Loans (Current Date)                                                    185
       Subsequent Mortgage Loan Asset Balance (Current Date)                                            8,681,324.19
       Cumulative Number of all Subsequent Mortgage Loans                                                       1793
       Cumulative Subsequent Mortgage Loan Asset Balance                                               65,594,253.26

       Beginning Loan Count                                                                                    5,377
       Ending Loan Count                                                                                       5,174

DISTRIBUTION AMOUNTS
       Total Investor Noteholders Distribution Amount
                                                                                                        1,156,970.11

       Class A Note Interest
                                                                                                          945,290.85
       Unpaid Class A Note Interest Shortfall (current cycle)                                                   0.00

       Investor Loss Amount                                                                                     0.00
       Previous Investor Loss Amount                                                                            0.00
       Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)                0.00
       Scheduled Principal Collection Payment                                                                   0.00

       Total Class A Note Distribution--CUSIP                                                             945,290.85

       Class S Note Interest                                                                              210,679.26
       Unpaid Class S Note Interest Shortfall (current cycle)                                                   0.00
       Total Class S Note Distribution--CUSIP                                                             210,679.26

LOSSES/RETRANSFERS
       Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                               0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                             0.00


DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
       Total Class A Note Distribution Amount Allocable to Interest                                        4.9340804
       Total Class S Note Distribution Amount Allocable to Interest                                        1.0996704
       Unpaid Noteholders Interest Shortfall Included in Current Distribution                              0.0000000
       Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)              0.0000000

       Total Class A Note Distribution Amount Allocable to Principal                                       0.0000000
       Scheduled Principal Collections Payment                                                             0.0000000
       Accelerated Principal Distribution Amount                                                           0.0000000

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                         0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                              0.0000000

       Total Amount Distributed to Class A Noteholder                                                      4.9340804
       Total Amount Distributed to Class S Noteholder                                                      1.0996704
       Total Amount Distributed to Noteholders                                                             6.0337508

       Credit Enhancement Draw Amount                                                                           0.00

       Class A Service Fee                                                                                 79,004.72

DELINQUENCIES/FORECLOSURES
       Number of Mortgages 31 to 60 Days Delinquent                                                               46
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                               1,700,000.00
       Number of Mortgages 61 to 90 Days Delinquent                                                               10
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                 488,000.00
       Number of Mortgages 91 to 180 or more Days Delinquent                                                       3
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                         76,108.09
       Number of Mortgages 181 or more Days Delinquent                                                             2
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              149,966.21
       Number of Mortgage Loans in Foreclosure                                                                     7
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                      290,457.51

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00

       Class A Rate for next Distribution                    LIBOR 5.27781%                                 5.47781%

=====================================================================================================================
       Spread Account Balance:
                                                                                                          488,736.55
       Spread Account Transfer to Collection Account:                                                           0.00